UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

Freedom Internet Group Inc.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-56149	66-0910894
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 Calle San Francisco, Suite 200 San Juan, Puerto Rico	00901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 855-422-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes In Registrant’s Certifying Accountant

The Board of Directors of Freedom Internet Group, Inc. (the “Company”), acting as the Company’s Audit Committee, announces that it has appointed Turner, Stone & Co., L.L.P. (“TSC”) as the Company’s independent auditor for the 2023 fiscal year ending October 31, 2023, replacing Hancock, Askew & Co., LLP (“HAC”). TSC’s address is 12700 Park Central Drive, Suite 1400, Dallas, Texas 75251.

This action effectively terminates the Company’s engagement of HAC for the fiscal year ending October 31, 2023. Through the date of this Form 8-K, there have been no disagreements with HAC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to HAC’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the year ended October 31, 2021 and 2022 and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided HAC with a copy of this form 8-K and the Company has requested that HAC furnish a letter addressed to the Commission stating whether they agree with the statements above.

For the years ended October 31, 2021 and 2022 and through the date of this form 8-K, neither the Company nor anyone acting on the Company’s behalf consulted HAC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K. HAC has been asked to review the disclosure contained in this Form 8-K and has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16.1	Letter from Hancock Askew to the Securities and Exchange Commission dated March 15 2023
104	Cover page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2023	FREEDOM INTERNET GROUP INC.

By: /s/ Noah Rosenfarb
Noah Rosenfarb
Chief Financial Officer